United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

Black Diamond, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24277 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Peter Metcalf Employment Agreement

On June 5, 2013, Black Diamond, Inc. (the “Company”) entered into an employment agreement with Peter Metcalf (the “Metcalf Employment Agreement”), which replaces the previously existing employment agreement between Mr. Metcalf and the Company that became effective on May 28, 2010, and expired in accordance with its terms on May 28, 2013.

The Metcalf Employment Agreement provides for Mr. Metcalf’s continued employment as President and Chief Executive Officer of the Company for a term of three years, subject to certain termination rights, during which time he will receive an annual base salary at the rate of $250,000. The annual base salary shall be adjusted as follows in accordance with the terms of the Metcalf Employment Agreement:

Through March 31, 2014 -	$250,000
April 1, 2014 to March 31, 2015 -	$260,000
April 1, 2015 to June 5, 2016 -	$275,000

In addition, Mr. Metcalf is entitled, at the sole and absolute discretion of the Compensation Committee of the Company’s Board of Directors, to receive performance bonuses, which may be based upon a variety of factors. Mr. Metcalf will also be entitled, at the sole and absolute discretion of the Compensation Committee of the Company’s Board of Directors, to participate in other bonus plans of the Company.

The Metcalf Employment Agreement contains a non-competition covenant and non-interference (relating to the Company’s customers) and non-solicitation (relating to the Company’s employees) provisions effective during the term of his employment and for a period of two years after termination of the Metcalf Employment Agreement.

In the event that Mr. Metcalf’s employment is terminated (i) by the Company without “cause” (as such term is defined in the Metcalf Employment Agreement), (ii) by Mr. Metcalf for certain reasons set forth in the Metcalf Employment Agreement or (iii) by Mr. Metcalf upon a “change in control” (as such term is defined in the Metcalf Employment Agreement), Mr. Metcalf will be entitled to receive, among other things, an amount equal to one year of his base salary in one lump sum payment, and in each case any unvested stock options held by Mr. Metcalf shall immediately vest.  In the event that Mr. Metcalf fails to comply with any of his obligations under the Metcalf Employment Agreement, including, without limitation, the non-competition covenant and the non-interference and non-solicitation provisions, Mr. Metcalf will be required to repay such lump sum payment as of the date of such failure to comply and he will have no further rights in or to such lump sum payment.

In the event that Mr. Metcalf’s employment is terminated for any reason other than by the Company for “cause” (as such term is defined in the Metcalf Employment Agreement), and provided that Mr. Metcalf has not failed to comply with his obligations under the Metcalf Employment Agreement, the Company has agreed, during the period commencing with such termination and ending on his sixty-fifth birthday (subject to extension under certain circumstances), to provide Mr. Metcalf, his spouse and eligible dependents with the same form of medical and dental insurance as the Company may make available to, or have in effect for, its senior executive officers from time to time.

All payments and benefits provided under the Metcalf Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.

The foregoing description of the Metcalf Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Metcalf Employment Agreement, which is included as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference.

Warren B. Kanders Employment Agreement

On June 5, 2013, the Company entered into an employment agreement with Warren B. Kanders (the “Kanders Employment Agreement”), which replaces the previously existing employment agreement between Mr. Kanders and the Company that became effective on May 28, 2010, and expired in accordance with its terms on May 28, 2013.

The Kanders Employment Agreement provides for Mr. Kanders’ continued employment as Executive Chairman of the Company’s Board of Directors for a term of three years, subject to certain termination rights, during which time he will receive an annual base salary at the rate of $175,000, subject to annual review by the Company.

In addition, Mr. Kanders is entitled, at the sole and absolute discretion of the Compensation Committee of the Company’s Board of Directors, to receive performance bonuses, which may be based upon a variety of factors. Mr. Kanders will also be entitled, at the sole and absolute discretion of the Compensation Committee of the Company’s Board of Directors, to participate in other bonus plans of the Company. The Company will maintain term life insurance on Mr. Kanders in the amount of $2,000,000 for the benefit of his designees (the “Kanders Life Insurance”).

The Kanders Employment Agreement contains a non-competition covenant and non-interference (relating to the Company’s customers) and non-solicitation (relating to the Company’s employees) provisions effective during the term of his employment and for a period of three years after termination of the Kanders Employment Agreement.

In the event that Mr. Kanders’ employment is terminated (i) by the Company without “cause” (as such term is defined in the Kanders Employment Agreement), (ii) by Mr. Kanders for certain reasons set forth in the Kanders Employment Agreement or (iii) by Mr. Kanders upon a “change in control” (as such term is defined in the Kanders Employment Agreement), Mr. Kanders will be entitled to receive, among other things, an amount equal to one year of his base salary in one lump sum payment, and in each case any unvested stock options held by Mr. Kanders shall immediately vest.  In the event that Mr. Kanders fails to comply with any of his obligations under the Kanders Employment Agreement, including, without limitation, the non-competition covenant and the non-interference and non-solicitation provisions, Mr. Kanders will be required to repay such lump sum payment as of the date of such failure to comply and he will have no further rights in or to such lump sum payment. In the event that Mr. Kanders’ employment is terminated upon his death, Mr. Kanders’ designees will be entitled to receive the proceeds of the Kanders Life Insurance.

All payments and benefits provided under the Kanders Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.

The foregoing description of the Kanders Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Kanders Employment Agreement, which is included as Exhibit 10.2, to this Current Report on Form 8-K and incorporated herein by reference.

Robert R. Schiller Employment Agreement

On June 5, 2013, the Company entered into an employment agreement with Robert R. Schiller (the “Schiller Employment Agreement”), which replaces the previously existing employment agreement between Mr. Schiller and the Company that became effective on May 28, 2010, and expired in accordance with its terms on May 28, 2013.

The Schiller Employment Agreement provides for Mr. Schiller’s continued employment as Executive Vice Chairman of the Company’s Board of Directors for a term of three years, subject to certain termination rights, during which time he will receive an annual base salary at the rate of $175,000, subject to annual review by the Company.

In addition, Mr. Schiller is entitled, at the sole and absolute discretion of the Compensation Committee of the Company’s Board of Directors, to receive performance bonuses, which may be based upon a variety of factors. Mr. Schiller will also be entitled, at the sole and absolute discretion of the Compensation Committee of the Company’s Board of Directors, to participate in other bonus plans of the Company.

The Schiller Employment Agreement contains a non-competition covenant and non-interference (relating to the Company’s customers) and non-solicitation (relating to the Company’s employees) provisions effective during the term of his employment and for a period of three years after termination of the Schiller Employment Agreement.

In the event that Mr. Schiller’ employment is terminated (i) by the Company without “cause” (as such term is defined in the Schiller Employment Agreement), (ii) by Mr. Schiller for certain reasons set forth in the Schiller Employment Agreement or (iii) by Mr. Schiller upon a “change in control” (as such term is defined in the Schiller Employment Agreement), Mr. Schiller will be entitled to receive, among other things, an amount equal to one year of his base salary in one lump sum payment, and in each case any unvested stock options held by Mr. Schiller shall immediately vest.  In the event that Mr. Schiller fails to comply with any of his obligations under the Schiller Employment Agreement, including, without limitation, the non-competition covenant and the non-interference and non-solicitation provisions, Mr. Schiller will be required to repay such lump sum payment as of the date of such failure to comply and he will have no further rights in or to such lump sum payment.

All payments and benefits provided under the Schiller Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.

The foregoing description of the Schiller Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Schiller Employment Agreement, which is included as Exhibit 10.3, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e)             The disclosure set forth in Item 1.01 of this Report with respect to Messrs. Metcalf, Kanders and Schiller, respectively, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)             Exhibits. The following Exhibits are filed herewith as a part of this Report:

Exhibit	Description

10.1	Employment Agreement, dated as of June 5, 2013, between Black Diamond, Inc. and Peter Metcalf.

10.2	Employment Agreement, dated as of June 5, 2013, between Black Diamond, Inc. and Warren B. Kanders.

10.3	Employment Agreement, dated as of June 5, 2013, between Black Diamond, Inc. and Robert R. Schiller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2013

BLACK DIAMOND, INC.

By:	/s/ Aaron Kuehne
Name:	Aaron Kuehne
Title:	Interim Chief Financial Officer, Vice President of Finance, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement, dated as of June 5, 2013, between Black Diamond, Inc. and Peter Metcalf.

10.2	Employment Agreement, dated as of June 5, 2013, between Black Diamond, Inc. and Warren B. Kanders.

10.3	Employment Agreement, dated as of June 5, 2013, between Black Diamond, Inc. and Robert R. Schiller.